AdvisorOne Funds

CLS Global Diversified Equity Fund (formerly Amerigo Fund), CLS Growth and Income Fund (formerly Clermont Fund), CLS Global Growth Fund (formerly Select Allocation Fund), CLS Domestic Equity Fund (formerly Descartes Fund), CLS International Equity Fund (formerly Liahona Fund), CLS Enhanced Long/Short Fund (formerly Enhanced Income Fund), CLS Flexible Income Fund (formerly Flexible Income Fund), CLS Global Aggressive Equity Fund (formerly Select Appreciation Fund), CLS Shelter Fund (formerly Shelter Fund), each a series of the Registrant.

These materials provide, in interactive data format using the Extensible Business Reporting Language, information relating to the prospectus for the CLS Global Diversified Equity Fund (formerly Amerigo Fund), CLS Growth and Income Fund (formerly Clermont Fund), CLS Global Growth Fund (formerly Select Allocation Fund), CLS Domestic Equity Fund (formerly Descartes Fund), CLS International Equity Fund (formerly Liahona Fund), CLS Enhanced Long/Short Fund (formerly Enhanced Income Fund), CLS Flexible Income Fund (formerly Flexible Income Fund), CLS Global Aggressive Equity Fund (formerly Select Appreciation Fund), CLS Shelter Fund (formerly Shelter Fund), each a series of the Registrant dated November 3, 2014 that was filed with the Securities and Exchange Commission pursuant to paragraph (c) of Rule 497 under the Securities Act of 1933, as amended, on November 7, 2014 (SEC Accession No. 0000910472-14-004906).

EXHIBIT INDEX

Index No.	Description of Exhibit

EX-101.INS	XBRL Instance Document
EX-101.SCH	XBRL Taxonomy Extension Schema Document
EX-101.DEF	XBRL Taxonomy Extension Definition Linkbase
EX-101.LAB	XBRL Taxonomy Extension Labels Linkbase
EX-101.PRE	XBRL Taxonomy Extension Presentation Linkbase